Exhibit 10.10

JOINDER TO VOTING AGREEMENT

THIS JOINDER TO VOTING AGREEMENT (this “Agreement”) is made as of September 22, 2014, by and among Diplomat Pharmacy, Inc., a Michigan corporation (the “Company”), Philip R. Hagerman (“Majority Holder”) and the persons listed on the signature pages hereto (each, together with its successors, a “Rowe Shareholder” and collectively, the “Rowe Shareholders”).

RECITALS

A.                                    The Company, the Majority Holder and certain of the shareholders of the Company are party to that certain Voting Agreement dated as of August 15, 2014 (the “Voting Agreement”).

B.                                    The Rowe Shareholders desire to become a party to, and to join in the rights, benefits and obligations of the “Shareholders” under the Voting Agreement.

THEREFORE, in consideration of the mutual promises herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Joinder to Voting Agreement.  By execution of this Joinder Agreement, (a) each Rowe Shareholder shall become party to the Voting Agreement, be considered a “Shareholder” for all purposes under the Voting Agreement, and have all of the rights and obligations of a “Shareholder” under the Voting Agreement and (b) all shares of common stock of the Company held by each Rowe Shareholder shall be considered “Common Holder Shares” for all purposes under the Voting Agreement, and be subject to all of the obligations and restrictions set forth in the Voting Agreement.

2.                                      Option to Terminate.  Notwithstanding any other provision in the Voting Agreement, beginning on the one-year anniversary of this Agreement, the Rowe Shareholders shall have the option to terminate their obligations with respect to the Voting Agreement upon written notice to the Company and the Majority Holder.  Effective 90 days after exercising such option to terminate their obligations (a) such Rowe Shareholders shall no longer be a party to the Voting Agreement and will have no further rights or obligations thereunder and (b) the shares of common stock of the Company then held by such Rowe Shareholders shall no longer be considered “Common Holder Shares” under the Voting Agreement.

3.                                      Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  Executed signatures to this Agreement may be delivered by any electronic means and any such electronically delivered signatures shall be deemed equivalent to manually executed signatures.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder to Voting Agreement as of the day and year written above.

THE COMPANY

Diplomat Pharmacy, Inc.

By:	/s/ PHILIP R. HAGERMAN
Name: Philip R. Hagerman
Title: Chief Executive Officer

MAJORITY HOLDER

By:	/s/ PHILIP R. HAGERMAN
Name: Philip R. Hagerman

ROWE SHAREHOLDERS:

By:	/s/ JEFFREY ROWE
Name: Jeffrey Rowe

The Rowe Family Trust

By:	/s/ MICHELE RAMO
Name: Michele Ramo, its Trustee

Rowe Charitable Remainder Unitrust

By:	/s/ MICHELE RAMO
Name: Michele Ramo, its Trustee

Irrevocable Exempt Trust for Melissa Rowe

By:	/s/ MICHELE RAMO
Name: Michele Ramo, its Trustee

Irrevocable Exempt Trust for Matthew Rowe

By:	/s/ MICHELE RAMO
Name: Michele Ramo, its Trustee

Irrevocable Exempt Trust for Anthony Rowe

By:	/s/ MICHELE RAMO
Name: Michele Ramo, its Trustee

Irrevocable Exempt Trust for Aileen Rowe

By:	/s/ MICHELE RAMO
Name: Michele Ramo, its Trustee

Irrevocable Exempt Trust for Christopher Rowe

By:	/s/ MICHELE RAMO
Name: Michele Ramo, its Trustee

The Shareholders of the Company party to the Voting Agreement hereby consent to this Joinder to Voting Agreement as of the day and year written above by executing below:

Philip Hagerman Revocable Trust dated September 6, 1991, as amended

By:	/s/ PHILIP R. HAGERMAN
Name: Philip R. Hagerman, its Trustee

The JH GST Trust U/T/A 5/1/2007

By:	/s/ PHILIP R. HAGERMAN
Name: Philip R. Hagerman, its Trustee

2007 Hagerman Family GST Trust U/T/A 6/1/2007

By:	/s/ JOCELYN HAGERMAN
Name: Jocelyn Hagerman, its Trustee

By:	/s/ KERRY HAYES
Name: Kerry Hayes, its Trustee

2013 Irrevocable Exempt Trust for Thomas R. Hagerman

By:	/s/ JOCELYN HAGERMAN
Name: Jocelyn Hagerman

2013 Irrevocable Exempt Trust for Taylor G. Hagerman

By:	/s/ JOCELYN HAGERMAN
Name: Jocelyn Hagerman

2013 Irrevocable Exempt Trust for Jennifer K. Hagerman

By:	/s/ PHILIP R. HAGERMAN
Name: Philip Hagerman

2013 Irrevocable Exempt Trust for Megan B. Lineberger

By:	/s/ PHILIP R. HAGERMAN
Name: Philip Hagerman

Philip Hagerman 2014 GRAT

By:	/s/ JOCELYN HAGERMAN
Name: Jocelyn Hagerman

2014 Irrevocable Exempt Trust for Thomas Hagerman

By:	/s/ JOCELYN HAGERMAN
Name: Jocelyn Hagerman
By:	/s/ AMY GLENN
Name: Amy Glenn

2014 Irrevocable Exempt Trust for Taylor Hagerman

By:	/s/ JOCELYN HAGERMAN
Name: Jocelyn Hagerman
By:	/s/ AMY GLENN
Name: Amy Glenn

2014 Irrevocable Exempt Trust for Jennifer Hagerman

By:	/s/ PHILIP R. HAGERMAN
Name: Philip Hagerman

2014 Irrevocable Exempt Trust for Megan Lineberger

By:	/s/ PHILIP R. HAGERMAN
Name: Philip Hagerman

Jocelyn Hagerman 2014 GRAT

By:	/s/ PHILIP R. HAGERMAN
Name: Philip Hagerman

JH Marital Trust

By:	/s/ PHILIP R. HAGERMAN
Name: Philip Hagerman

PH Marital Trust

By:	/s/ JOCELYN HAGERMAN
Name: Jocelyn Hagerman
By:	/s/ AMY GLENN
Name: Amy Glenn

Jennifer Hagerman
By:	/s/ JENNIFER HAGERMAN
Name: Jennifer Hagerman

Megan Lineberger
By:	/s/ MEGAN LINEBERGER
Name: Megan Lineberger

Thomas Hagerman
By:	/s/ PHILIP R. HAGERMAN
Name: Philip Hagerman f/b/o Thomas Hagerman

Taylor Hagerman
By:	/s/ PHILIP R. HAGERMAN
Name: Philip Hagerman f/b/o Taylor Hagerman

Dale Hagerman
By:	/s/ DALE HAGERMAN
Name: Dale Hagerman

David F. Ward 2014 Irrevocable Exempt Trust

By:	/s/ DEBORAH L. WARD
Name: Deborah Ward

By:	/s/ AMY GLENN
Name: Amy Glenn

Deborah L. Ward 2014 Irrevocable Trust

By:	/s/ DAVID F. WARD
Name: David F. Ward

Mike Hagerman
By:	/s/ MIKE HAGERMAN
Name: Mike Hagerman

John Hagerman
By:	/s/ JOHN HAGERMAN
Name: John Hagerman

Marc Hagerman
By:	/s/ MARC HAGERMAN
Name: Marc Hagerman

J. Robert VanKirk 2014 Irrevocable Exempt Trust

By:	/s/ CAROL VANKIRK
Name: Carol VanKirk

By:	/s/DONALD MCANELLY
Name: Donald McAnelly

Carol L. VanKirk 2014 Irrevocable Exempt Trust

By:	/s/ J. ROBERT VANKIRK
Name: J. Robert VanKirk

Jon VanKirk
By:	/s/ JON VANKIRK
Name: Jon VanKirk

Kerry Hayes
By:	/s/ KERRY HAYES
Name: Kerry Hayes